UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2017

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

521 Railroad Avenue

Suisun City, California 94585

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 421-1300

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 30, 2017, WPCS International Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Alpha Capital Anstalt, Brio Capital Master Fund Ltd., GRQ Consultants, Inc. Roth 401K FBO Barry Honig, Iroquois Capital Investment Group, and Iroquois Master Fund Ltd. (collectively, the “Investors”), pursuant to which the Company issued to the Investors an aggregate of 7,017 shares of Series H-3 Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Series H-3 Shares”), and warrants to purchase 1,052,632 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), with an exercise price of $1.38 per share (the “Warrants”). The purchase price for each Series H-3 Share was $138 per share and the purchase price for each warrant was $0.1250 per share of underlying Common Stock, for an aggregate purchase price for the Series H-3 Shares and Warrants of $1,100,000.

Pursuant to the Securities Purchase Agreement, $500,000 of the purchase price (the “Restricted Account Funds”) was directed to and is to be held in a separate account (the “Restricted Account”). While held in the Restricted Account, the Restricted Account Funds may not be accessed or otherwise used by the Company. The Restricted Account Funds may be released from the Restricted Account upon the approval of the Company’s board of directors (the “Board”).

Pursuant to the Securities Purchase Agreement, the Company agreed to not issue further Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, except for certain permitted issuances, without the consent of the holders of a majority of the outstanding Series H-3 Shares, for a period beginning on the closing date and ending on the earlier of (i) 9 months after the closing date or (ii) a Change in Control (as that term is defined in the Securities Purchase Agreement) of the Company (the “Restricted Period”). The Company also agreed to cause certain of its officers and directors to agree not to exercise their Company stock options during the Restricted Period, except in connection with a Change in Control of the Company.

As disclosed in Item 5.03 below, pursuant to the Series H-3 Certificate of Designation (as defined below), the holders of Series H-3 Shares shall be entitled to elect up to two members of a seven member Board, subject to certain step downs; pursuant to the Securities Purchase Agreement, the Company agreed to effectuate the appointment of the designees specified by the Investors therein as directors of the Company, as further discussed in Item 5.02 below.

The foregoing description of the Securities Purchase Agreement and Warrants is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and form of Warrant attached hereto as Exhibits 10.1 and 10.2, respectively.

Registration Rights Agreement

Simultaneously with the Securities Purchase Agreement, the Company and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file with the Securities and Exchange Commission, on or before May 8, 2017, a registration statement on Form S-3 covering the resale of the Common Stock issuable upon conversion of the Series H-3 Shares and exercise of the Warrants. The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached hereto as Exhibit 10.3.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Pursuant to a Placement Agent Agreement with Palladium Capital Advisors, LLC (“Palladium”), at closing the Company (i) paid Palladium seven percent (7%) of the unrestricted portion of the proceeds raised from the sale of the Series H-3 Shares and Warrants, which was equal to $42,000; and (ii) issued warrants with an exercise price of $1.38 per share identical to the Warrants issued pursuant to the Securities Purchase Agreement, equal to 7% of the Conversion Shares issuable to the Investors upon conversion of the Series H-3 Shares (the “Placement Agent Warrants”). Pursuant to the Placement Agent Agreement, the Company will also pay to Palladium seven percent (7%) of the restricted portion of the proceeds raised from the sale of the Series H-3 Shares and Warrants when it is released from the Restricted Account, which is equal to $35,000.

Palladium is also entitled to comparable compensation as described above for any sales of equity or convertible debt securities made by the Company to the Investors through March 21, 2018.

The Company sold the Series H-3 Shares and Warrants and issued the Placement Agent Warrants in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 30, 2017 the Board resolved to increase the size of the Board by two directors, for a total of seven directors. Simultaneously therewith, the Board appointed Brian F. Daly and Jonathan Schechter as Series H-3 Directors (as defined below) to fill the two newly created vacancies.

As disclosed in Item 1.01 above, the Company agreed in the Securities Purchase Agreement to effectuate the appointment of the designees specified by the Investors therein as Series H-3 Directors of the Company. Mr. Daly and Mr. Schechter were each specified by the Investors in the Securities Purchase Agreement as their designees to serve as Series H-3 Directors.

Mr. Schechter is currently the Director of Investment Banking at Chardan Capital Markets, LLC, where he helps microcap companies with the restructuring of their balance sheets, financing needs, and M&A opportunities. From 2005 until 2007, Mr. Schechter served as the general counsel for a hedge fund specializing in PIPE transactions and structured products. From 1999 until 2005, Mr. Schechter worked as a corporate associate at Bryan Cave LLP specializing in representing investors and investment banks in PIPE transactions. He also represented and advised numerous public companies in all aspects of corporate law. Mr. Schechter graduated from Duke University in 1995, cum laude, with an A.B. in political science and graduated from Fordham Law School with a J.D., and is licensed to practice law in the State of New York. Mr. Schechter’s extensive knowledge of the capital markets and experience as an attorney representing public companies well qualifies him for service on the Board.

Mr. Daly is currently the Managing Partner and Chief Operating Officer of B3D, LLC, a private equity company, as well as a member of the Board of Directors and Investment Committee. Mr. Daly has over thirty years of experience on Wall Street, both as an investment banker and as a manager in operations. From April 2006 to December 2016, Mr. Daly was a partner, CFO, and member of the investment committee of the Rockmore group of funds. He participated in all aspects of the funds’ operations, with a specific focus on portfolio management, investor relations, and supervision of back office. Mr. Daly began his career on Wall Street in 1985 with Smith Barney. He joined the asset management group at Solomon Brothers in 1988, developing financial models and systems. In 1992, Mr. Daly moved to the investment banking division of PaineWebber, focusing on structured products. In 1998, he joined Omicron Capital as its Chief Financial Officer, where he was responsible for the daily operations and valuation of the fund’s portfolio. He developed a proprietary risk and trading system for both Omicron and Rockmore. Mr. Daly received his Bachelor’s degree in Accounting from Fordham University and an MBA from Columbia University. Mr. Daly’s extensive knowledge of the capital markets and financial experience well qualifies him for service on the Board.

There are no family relationships between any of the Company’s officers or directors and Mr. Daly or Mr. Schechter.

Neither Mr. Daly nor Mr. Schechter has a direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

For their services as members of the Board, Mr. Daly and Mr. Schechter will each receive $24,000 per year. They will also be entitled to receive discretionary cash bonuses and stock options under the Company’s stock option plans as determined by the Board.

Each of Mr. Daly and Mr. Schechter entered into an indemnification agreement with the Company in connection with his appointment as a director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2017, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of the Series H-3 Convertible Preferred Stock (the “Series H-3 Certificate of Designation”).

Under the terms of the Series H-3 Certificate of Designation, each share of Series H-3 Convertible Preferred Stock has a stated value of $138 and is convertible into shares of Common Stock, equal to the stated value divided by the conversion price of $1.38 per share (subject to adjustment in the event of stock splits and dividends). The Company is prohibited from effecting the conversion of any share of the Series H-3 Convertible Preferred Stock to the extent that, as a result of such conversion, the holder or any affiliates would beneficially own more than 9.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series H-3 Convertible Preferred Stock.

Except as required by law and as set forth in the Series H-3 Certificate of Designation, the Series H-3 Convertible Preferred Stock shall have no voting rights.

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Subject to the following limitations, the holders of Series H-3 Convertible Preferred Stock shall be entitled to elect up to two directors to the Board (each a “Series H-3 Director,” and collectively the “Series H-3 Directors”). Each Series H-3 Director shall be entitled to identical voting rights, compensation, and benefits as are granted to each other director of the Company in his or her capacity as such, and may serve as a member of any committee of the Board, provided that the Series H-3 Director meets the requisite qualifications, and if applicable, independence criteria.

At such time as the number of shares of Common Stock issuable upon conversion of the then outstanding Series H-3 Shares is equal to an amount less than 15% of the number of shares of Common Stock issuable upon conversion of the then outstanding Series H-3 Shares plus the number of shares of Common Stock then issued and outstanding, the holders of Series H-3 Convertible Preferred Stock shall only be entitled to elect one Series H-3 Director (the “First Step Down Event”). If, upon the occurrence of the First Step Down Event, there are two Series H-3 Directors then in office, the holders of the Series H-3 Convertible Preferred Stock shall designate, by vote of a majority of the outstanding shares of Series H-3 Convertible Preferred Stock, voting as a single class, one Series H-3 Director to continue to serve as a Series H-3 Director (the “Continuing Director”); the other Series H-3 Director (or both Series H-3 Directors, if the holders of the Series H-3 Convertible Preferred Stock fail to designate a Continuing Director) shall be automatically removed from the Board without the further action of any person.

At such time as the number of shares of Common Stock issuable upon conversion of the then outstanding Series H-3 Shares is equal to an amount less than 5% of the number of shares of Common Stock issuable upon conversion of the then outstanding Series H-3 Shares plus the number of shares of Common Stock then issued and outstanding, the holders of Series H-3 Convertible Preferred Stock shall not be entitled to elect any directors of the Company (the “Second Step Down Event”). Upon the occurrence of the Second Step Down Event, any Series H-3 Director then in office will be automatically removed from the Board without the further action of any person, and there shall be no Series H-3 Directors.

The foregoing description of the Series H-3 Convertible Preferred Stock and the Series H-3 Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of the Series H-3 Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.

Stockholders’ Equity

As previously disclosed in a Current Report on Form 8-K filed on December 19, 2016, the Company received a notification (the “Notification”) from the Nasdaq Listings Qualification Department (“Nasdaq”) on December 19, 2016, indicating that the Company’s stockholders’ equity as reported for its then most recently completed fiscal quarter did not meet the minimum requirement of $2,500,000 for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b)(1). As reported in the Company’s Quarterly Report on Form 10-Q for the period ended October 31, 2016, as filed with the Securities and Exchange Commission on December 15, 2016, the Company’s stockholders’ equity was $2,386,025 as of October 31, 2016. Nasdaq subsequently granted the Company an extension through March 31, 2017 to regain compliance with the stockholders’ equity requirement. As a result of the Series H-3 Convertible Preferred Stock financing described herein, the Company believes that, as of the date of this Current Report on Form 8-K, its stockholders’ equity exceeds the minimum $2,500,000 requirement for continued listing on The Nasdaq Capital Market. The Company has been formally notified by Nasdaq that the Company has evidenced full compliance with the minimum stockholders’ equity requirement and all other requirements for listing on The Nasdaq Capital Market.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

3.1	Certificate of Designations, Preferences and Rights of the Series H-3 Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on March 30, 2017
10.1	Securities Purchase Agreement, dated March 30, 2017
10.2	Form of Warrant
10.3	Registration Rights Agreement, dated March 30, 2017

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: April 4, 2017	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Chief Executive Officer